PRESS RELEASE

Mellanox Technologies, Ltd.

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Greg Cross
Zonic Public Relations
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gcross@zonicgroup.com

Investor Contact
ir@mellanox.com

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Jonathan Wolf
JWPR Public Relations and Communications
+972-54-22-094-22
yoni@jwpr.co.il

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Emanuel Kahana
Gelbart Kahana Investor Relations
+972-3-607-47-17
mano@gk-biz.com

Mellanox Delivers Record Revenue for the Second Quarter of 2019
Achieves $310.3 million revenue, up 16% year-over-year
Trailing 12 months GAAP operating margin 14.4%; Non-GAAP operating margin 27.3%

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — July 24, 2019 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX), a leading supplier of high-performance, end-to-end interconnect solutions for data center servers and storage systems, today announced preliminary financial results for its second quarter ended June 30, 2019.
“Mellanox delivered record revenue in Q2, achieving 2 percent sequential growth and 16 percent year-over-year growth. We continue to demonstrate leadership with our Ethernet adapter solutions for data rates of 25 gigabit per second and above. The growth in our Ethernet business reflects strong demand from our cloud customers as well as expanding channel sales. We are pleased that we’ve begun shipping 200 gigabit per second Ethernet adapters, switches, and cables to our data center customers, and expect this to be a future revenue growth driver," said Eyal Waldman, president and CEO of Mellanox Technologies. “We continue to see strong demand for our InfiniBand products across the high performance computing, artificial intelligence, cloud, and storage market segments, driven by our highest throughput 200 gigabit HDR InfiniBand solutions. InfiniBand accelerates six of the top ten supercomputers in the world today, including the top three. We are proud that multiple HDR InfiniBand systems have entered the TOP500 supercomputers list, led by the Frontera TACC system, which is the fastest TOP500 supercomputer built in 2019 and premiered at #5 on the list.”
“We are pleased with our financial performance this quarter and the adoption of our latest 25, 50, and 100Gb/s Ethernet and 200Gb/s HDR InfiniBand products,” continued Waldman. “We expect to maintain and grow our leadership in these segments as we expand our footprint for both adapters and switches in the data center.”

Second Quarter 2019 - Highlights

•	Revenue of $310.3 million in the second quarter, an increase of 15.6 percent, compared to $268.5 million in the second quarter of 2018.

•	GAAP gross margins of 64.5 percent in the second quarter, compared to 61.4 percent in the second quarter of 2018.

•	Non-GAAP gross margins of 67.9 percent in the second quarter, compared to 69.1 percent in the second quarter of 2018.

•	GAAP operating income of $42.2 million in the second quarter, compared to $16.6 million in the second quarter of 2018.

•	Non-GAAP operating income of $84.7 million in the second quarter, or 27.3 percent of revenue, compared to $66.2 million, or 24.7 percent of revenue in the second quarter of 2018.

•	GAAP net income of $38.4 million in the second quarter, compared to $16.5 million in the second quarter of 2018.

•	Non-GAAP net income of $83.9 million in the second quarter, compared to $66.6 million in the second quarter of 2018.

•	GAAP net income per diluted share of $0.68 in the second quarter, compared to $0.30 in the second quarter of 2018.

•	Non-GAAP net income per diluted share of $1.52 in the second quarter, compared to $1.25 in the second quarter of 2018.

•	$58.6 million in cash provided by operating activities in the second quarter, compared to $46.7 million in the second quarter of 2018.

•	Cash and investments totaled $610.6 million at June 30, 2019, compared to $552.6 million at March 31, 2019.

Commentary regarding Mellanox Acquisition by NVIDIA
As announced on March 11, 2019, NVIDIA Corporation intends to acquire all the issued and outstanding common shares of Mellanox for $125 per share in cash. Due to the pending acquisition, Mellanox will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Recent Mellanox Press Release Highlights

•	July 8, 2019	Mellanox Capital Extends Storage Ecosystem with Investments in CNEX Labs and Pliops
•	June 18, 2019	Mellanox Liquid Cooled HDR 200G Multi-Host InfiniBand Adapters Accelerate Lenovo’s Most Advanced Liquid Cooled Server Platform
•	June 17, 2019	InfiniBand Accelerates Six of the Top Ten Supercomputers in the World, Including the Top Three, and Four of the Top Five on June’s TOP500
•	June 17, 2019	Mellanox HDR 200G InfiniBand Accelerates New Generation of World-Wide High-Performance Computing and Artificial Intelligence Supercomputers
•	June 5, 2019	Check Point Software Technologies Propels Mellanox Past One Million Ethernet Switch Ports
•	May 20, 2019	Mellanox Introduces Ethernet Cloud Fabric Technology based on the World’s Most Advanced 100/200/400GbE Open Ethernet Switches
•	May 15, 2019	Mellanox Capital Invests in Storage Leaders Excelero and WekaIO
•	May 13, 2019	Mellanox Introduces Advanced Network Telemetry Technology to Keep Your Business Up and Running
•	April 16, 2019	Mellanox Delivers Record Revenue for the First Quarter of 2019

About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications, unlocking system performance and improving security. Mellanox offers a choice of high-performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, cloud, storage, cyber security, telecom and financial services. More information is available at: www.mellanox.com.
Mellanox has achieved and maintained the highest ISS Quality Score possible beginning in May of 2017 and through the date of this release, July 24, 2019.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, settlement costs, acquisition and other charges, restructuring and impairment charges, gain on investments in privately-held companies, non-operating foreign exchange gains and losses, and income tax effects and adjustments. Settlement costs represent the charges related to the settlement of a contingent royalty obligation. Acquisition and other charges include expenses related to acquisitions of other companies, expenses related to the proxy contest, and expenses related to the pending acquisition of Mellanox by NVIDIA. Restructuring and impairment charges include impairment charges related to our investment in privately-held companies, as well as costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. Gain on investments in privately-held companies represents the realized and unrealized gain related to our private company investees. Non-operating foreign exchange gains and losses include the gains and losses as a result of remeasuring our balance sheet items denominated in foreign currencies and the gains and losses associated with the related hedging instruments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expense items, the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses, and reversals of valuation allowances. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, settlement costs, acquisition and other charges, restructuring and impairment charges, gain on investments in privately-held companies, non-operating foreign exchange gains and losses, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment charges, changes related to the utilization of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, statements related to trends in the market for our solutions and services, opportunities for our company in 2019 and beyond, future product capabilities and the acquisition of Mellanox by NVIDIA. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenue are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. Additionally, there are risks, uncertainties and assumptions in connection with the proposed transaction with NVIDIA including, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Mellanox’s business and the price of the ordinary shares of Mellanox, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Mellanox’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; and (viii) unexpected costs, charges or expenses resulting from the proposed transaction.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 22, 2019. All forward-looking statements in this press release, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Amounts reported in this release are preliminary and subject to finalization prior to the filing of our next Quarterly Report on Form 10-Q.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended June 30,		Six months ended June 30,
	2019	2018	2019	2018

Total revenues	$310,324	$268,462	$615,541	$519,462
Cost of revenues	110,034	103,668	218,120	192,666
Gross profit	200,290	164,794	397,421	326,796
Operating expenses:
Research and development	99,329	87,152	191,534	173,578
Sales and marketing	39,302	35,673	79,399	75,167
General and administrative	19,199	23,635	38,470	40,151
Restructuring and impairment charges	275	1,774	1,178	9,361
Total operating expenses	158,105	148,234	310,581	298,257
Income from operations	42,185	16,560	86,840	28,539
Interest and other, net	2,268	(338)	10,499	(871)
Income before taxes on income	44,453	16,222	97,339	27,668
Provision for (benefit from) taxes on income	6,024	(304)	10,290	(26,701)
Net income	$38,429	$16,526	$87,049	$54,369
Net income per share — basic	$0.70	$0.31	$1.60	$1.04
Net income per share — diluted	$0.68	$0.30	$1.55	$1.00
Shares used in computing net income per share:
Basic	54,707	52,615	54,469	52,219
Diluted	56,480	54,466	56,180	54,149

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$38,429	$16,526	$87,049	$54,369
Adjustments:
Share-based compensation expense:
Cost of revenues	829	415	1,513	826
Research and development	14,486	8,340	27,727	16,514
Sales and marketing	6,504	3,646	12,156	7,245
General and administrative	5,130	2,515	9,795	5,305
Total share-based compensation expense	26,949	14,916	51,191	29,890
Amortization of acquired intangibles:
Cost of revenues	9,735	11,106	19,444	21,988
Research and development	194	194	386	386
Sales and marketing	1,567	2,033	3,410	4,263
Total amortization of acquired intangibles	11,496	13,333	23,240	26,637
Settlement costs:
Cost of revenues	—	9,161	—	9,161
Total settlement costs	—	9,161	—	9,161
Acquisition and other charges:
Research and development	231	88	321	375
Sales and marketing	108	48	138	208
General and administrative	3,434	10,366	8,088	14,197
Total acquisition and other charges	3,773	10,502	8,547	14,780
Restructuring and impairment charges:
Operating expense	275	1,774	1,178	9,361
Interest and other, net	—	—	1,755	—
Total restructuring and impairment charges	275	1,774	2,933	9,361
Gain on investments in privately-held companies:
Interest and other, net	(441)	—	(9,569)	—
Non-operating foreign exchange loss:
Interest and other, net	1,800	—	4,052	—
Tax effects and adjustments	1,573	366	2,933	(26,237)
Non-GAAP net income	$83,854	$66,578	$170,376	$117,961

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$310,324	$268,462	$615,541	$519,462
GAAP gross profit	200,290	164,794	397,421	326,796
GAAP gross margin	64.5%	61.4%	64.6%	62.9%
Share-based compensation expense	829	415	1,513	826
Amortization of acquired intangibles	9,735	11,106	19,444	21,988
Settlement costs	—	9,161	—	9,161
Non-GAAP gross profit	$210,854	$185,476	$418,378	$358,771
Non-GAAP gross margin	67.9%	69.1%	68.0%	69.1%

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$158,105	$148,234	$310,581	$298,257
Share-based compensation expense	(26,120)	(14,501)	(49,678)	(29,064)
Amortization of acquired intangibles	(1,761)	(2,227)	(3,796)	(4,649)
Acquisition and other charges	(3,773)	(10,502)	(8,547)	(14,780)
Restructuring and impairment charges	(275)	(1,774)	(1,178)	(9,361)
Non-GAAP operating expenses	$126,176	$119,230	$247,382	$240,403

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$42,185	$16,560	$86,840	$28,539
GAAP income from operations %	13.6%	6.2%	14.1%	5.5%
Share-based compensation expense	26,949	14,916	51,191	29,890
Settlement costs	—	9,161	—	9,161
Amortization of acquired intangibles	11,496	13,333	23,240	26,637
Acquisition and other charges	3,773	10,502	8,547	14,780
Restructuring charges	275	1,774	1,178	9,361
Non-GAAP income from operations	$84,678	$66,246	$170,996	$118,368
Non-GAAP income from operations %	27.3%	24.7%	27.8%	22.8%

Shares used in computing GAAP diluted earnings per share	56,480	54,466	56,180	54,149
Adjustments:
Effect of dilutive securities under GAAP	(1,773)	(1,851)	(1,711)	(1,930)
Total options vested and exercisable	293	600	293	600
Shares used in computing non-GAAP diluted earnings per share	55,000	53,215	54,762	52,819

GAAP diluted net income per share	$0.68	$0.30	$1.55	$1.00
Adjustments:
Share-based compensation expense	0.48	0.28	0.92	0.55
Amortization of acquired intangibles	0.20	0.24	0.41	0.49
Settlement costs	—	0.17	—	0.17
Acquisition and other charges	0.07	0.19	0.15	0.27
Restructuring and impairment charges	—	0.03	0.05	0.17
Gain on investments in privately-held companies:	(0.01)	—	(0.17)	—
Non-operating foreign exchange loss	0.03	—	0.07	—
Tax effects and adjustments	0.03	0.01	0.05	(0.48)
Effect of dilutive securities under GAAP	0.05	0.04	0.10	0.08
Total options vested and exercisable	(0.01)	(0.01)	(0.02)	(0.02)
Non-GAAP diluted net income per share	$1.52	$1.25	$3.11	$2.23

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$53,782	$56,766
Short-term investments	556,806	381,724
Accounts receivable, net	200,351	150,625
Inventories	89,650	104,381
Other current assets	20,895	16,942
Total current assets	921,484	710,438
Property and equipment, net	108,142	105,334
Intangible assets, net	159,046	179,328
Goodwill	473,916	473,916
Other long-term assets	159,520	118,182
Total assets	$1,822,108	$1,587,198
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$73,790	$70,336
Accrued and other liabilities	142,246	121,878
Deferred revenue	22,998	20,558
Total current liabilities	239,034	212,772
Deferred revenue, long-term	20,224	18,665
Other long-term liabilities	100,093	54,113
Total liabilities	359,351	285,550

Shareholders’ equity:
Ordinary shares	237	233
Additional paid-in capital	1,051,985	982,677
Accumulated other comprehensive income (loss)	2,394	(1,051)
Retained earnings	408,141	319,789
Total shareholders’ equity	1,462,757	1,301,648
Total liabilities and shareholders' equity	$1,822,108	$1,587,198

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Six months ended June 30,
	2019	2018

Cash flows from operating activities:
Net income	$87,049	$54,369
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,449	52,674
Deferred income taxes	—	(28,085)
Share-based compensation	51,191	29,890
Gain on short-term investments, net	(6,558)	(1,828)
Gain on investments in privately-held companies	(9,569)	—
Impairment charges	2,843	1,567
Changes in assets and liabilities:
Accounts receivable	(49,726)	(1,451)
Inventories	11,800	(30,598)
Prepaid expenses and other assets	4,047	718
Accounts payable	1,969	12,530
Accrued and other liabilities	6,509	12,334
Net cash provided by operating activities	147,004	102,120

Cash flows from investing activities:
Purchase of short-term investments	(364,777)	(82,486)
Proceeds from sales and maturities of short-term investments	198,221	76,289
Proceeds from sale of an investment in a privately-held company	16,887	—
Proceeds from sales of property and equipment	—	3,239
Purchase of property and equipment	(15,208)	(20,078)
Purchase of intangibles and other assets	(2,850)	(6,995)
Purchase of investments in privately-held companies	(4,247)	(6,000)
Acquisition, net of cash acquired	—	(7,129)
Net cash used in investing activities	(171,974)	(43,160)

Cash flows from financing activities:
Principal payments on term debt	—	(74,000)
Payments on intangible asset financings	(4,019)	(3,446)
Proceeds from issuances of ordinary shares through employee equity incentive plans and employee share purchase plan	18,121	19,341
Net cash provided by (used in) financing activities	14,102	(58,105)

Net increase (decrease) in cash, cash equivalents, and restricted cash	(10,868)	855
Cash, cash equivalents, and restricted cash at beginning of period	64,650	70,498
Cash, cash equivalents, and restricted cash at end of period	$53,782	$71,353